UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2017

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) eleven individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote; (iv) an annual advisory vote on executive compensation was selected in an advisory vote; and (v) the French Sub-Plan under the Company’s 2015 Stock Award and Incentive Plan was approved. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 20, 2017 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The directors elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2018, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Marcello V. Bottoli	58,709,008	165,395	34,478	3,536,999
Dr. Linda B. Buck	58,721,869	153,429	33,583	3,536,999
Michael L. Ducker	58,561,454	314,248	33,179	3,536,999
David R. Epstein	58,759,571	117,773	31,537	3,536,999
Roger W. Ferguson, Jr.	58,145,928	728,025	34,928	3,536,999
John F. Ferraro	58,765,281	109,374	34,226	3,536,999
Andreas Fibig	56,741,531	1,760,022	407,328	3,536,999
Christina Gold	58,413,258	460,386	35,237	3,536,999
Henry W. Howell, Jr.	57,362,530	982,873	563,478	3,536,999
Katherine M. Hudson	58,616,104	262,624	30,153	3,536,999
Dale F. Morrison	58,590,648	282,843	35,390	3,536,999

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 received the following votes:

For	Against	Abstain
60,741,064	1,589,008	115,808

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2016, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
55,366,383	2,792,825	749,673	3,536,999

The advisory proposal on the frequency of votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstain
53,547,850	110,641	5,161,805	88,585

The proposal to approve a French Sub-Plan under the Company’s 2015 Stock Award and Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
56,815,654	1,971,148	122,079	3,536,999

Based upon the results of the advisory proposal on the frequency of votes on executive compensation set forth above, and consistent with its recommendation, the Company’s Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name: Nanci Prado
Title: Deputy General Counsel
Date: May 4, 2017